                                                                      EXHIBIT 24

                                POWER OF ATTORNEY

         KNOW BY ALL MEN BY THESE PRESENTS, that the undersigned director of PDG Environmental, Inc., a Delaware Corporation, does make, constitute and appoint John C. Regan, with full power and authority his true and lawful attorney-in-fact and agent, for him and his name, place and stead in any and all capacities, to sign the Annual Report of PDG Environmental, Inc. on Form 10-K for the year ended January 31, 2004, and to file such Annual Report, so signed, with all exhibits thereto, with the Securities and Exchange Commission, hereby further granting unto said attorney-in-fact full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do in person; the undersigned hereby ratifies and confirms all that said attorney and agent, shall do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, THE UNDERSIGNED HAS HEREUNTO SET HIS HAND AND SEAL THIS 4th day of April 2004.

         /s/ Richard A. Bendis                                      (SEAL)
         ---------------------------
         Richard A. Bendis, Director

                                                                      EXHIBIT 24

                                POWER OF ATTORNEY

         KNOW BY ALL MEN BY THESE PRESENTS, that the undersigned director of PDG Environmental, Inc., a Delaware Corporation, does make, constitute and appoint John C. Regan, with full power and authority his true and lawful attorney-in-fact and agent, for him and his name, place and stead in any and all capacities, to sign the Annual Report of PDG Environmental, Inc. on Form 10-K for the year ended January 31, 2004, and to file such Annual Report, so signed, with all exhibits thereto, with the Securities and Exchange Commission, hereby further granting unto said attorney-in-fact full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do in person; the undersigned hereby ratifies and confirms all that said attorney and agent, shall do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, THE UNDERSIGNED HAS HEREUNTO SET HIS HAND AND SEAL THIS 4th day of April 2004.

         /s/ Edgar Berkey                                   (SEAL)
         ----------------------
         Edgar Berkey, Director

                                                                      EXHIBIT 24

                                POWER OF ATTORNEY

         KNOW BY ALL MEN BY THESE PRESENTS, that the undersigned director of PDG Environmental, Inc., a Delaware Corporation, does make, constitute and appoint John C. Regan, with full power and authority his true and lawful attorney-in-fact and agent, for him and his name, place and stead in any and all capacities, to sign the Annual Report of PDG Environmental, Inc. on Form 10-K for the year ended January 31, 2004, and to file such Annual Report, so signed, with all exhibits thereto, with the Securities and Exchange Commission, hereby further granting unto said attorney-in-fact full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do in person; the undersigned hereby ratifies and confirms all that said attorney and agent, shall do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, THE UNDERSIGNED HAS HEREUNTO SET HIS HAND AND SEAL THIS 4th day of April 2004.

         /s/ James D. Chiafullo                                   (SEAL)
         ----------------------------
         James D. Chiafullo, Director

                                                                      EXHIBIT 24

                                POWER OF ATTORNEY

         KNOW BY ALL MEN BY THESE PRESENTS, that the undersigned director of PDG Environmental, Inc., a Delaware Corporation, does make, constitute and appoint John C. Regan, with full power and authority his true and lawful attorney-in-fact and agent, for him and his name, place and stead in any and all capacities, to sign the Annual Report of PDG Environmental, Inc. on Form 10-K for the year ended January 31, 2004, and to file such Annual Report, so signed, with all exhibits thereto, with the Securities and Exchange Commission, hereby further granting unto said attorney-in-fact full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do in person; the undersigned hereby ratifies and confirms all that said attorney and agent, shall do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, THE UNDERSIGNED HAS HEREUNTO SET HIS HAND AND SEAL THIS 4th day of April 2004.

         /s/ Edwin J. Kilpela                                   (SEAL)
         --------------------------
         Edwin J. Kilpela, Director